Amana Developing World Fund

Investor	(AMDWX)
Institutional	(AMIDX)

September 28, 2015

SUMMARY PROSPECTUS

Before you invest, you may want to review Amana Developing World Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.amanafunds.com/prospectus. You can also get this information at no cost by calling 1-888-732-6262 or by sending an e-mail request to info@amanafunds.com. The Fund’s prospectus and statement of additional information, both dated September 28, 2015, and most recent report to shareowners, dated May 31, 2015, are incorporated by reference into this Summary Prospectus.

Amana Developing World Fund

Investment Objective

Long-term capital growth, consistent with Islamic principles.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Developing World Fund.

Shareowner Fees

There are no fees that shareowners pay directly from their investments, such as charges for purchases, redemptions, and exchanges of shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Developing World Fund Investor Shares	AMDWX
Management Fees	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.54%

Developing World Fund Institutional Shares	AMIDX
Management Fees	0.95%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	1.24%

Example

The example below is intended to help investors compare the cost of investing in shares of the Developing World Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in shares of the Developing World Fund for the time periods indicated and then redeems all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's expenses would be:

1 Year	3 years	5 Years	10 Years
Developing World Fund Investor Shares			AMDWX
$157	$486	$839	$1,834
Developing World Fund Institutional Shares			AMIDX
$126	$393	$681	$1,500

Portfolio Turnover

The Developing World Fund may have transaction costs, such as commissions and a bid-ask spread, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in taxable distributions. Personal income taxes, which are not reflected in annual fund operating expenses or in the example, affect your after-tax returns. During the most recent fiscal year, the Fund's portfolio turnover rate was 13.55% of the average value of its portfolio.

Principal Investment Strategies

The Developing World Fund invests only in common stocks of companies with significant exposure (50% or more of production assets, or revenues) to countries with developing economies and/or markets. Investment decisions are made in accordance with Islamic principles. Generally, Islamic principles require that investors share in profit and loss, that they receive no usury or interest, and that they do not invest in a business that is prohibited by Islamic principles. Some of the businesses not permitted are liquor, wine, casinos, pornography, insurance, gambling, pork processing, and interest-based banks or finance associations.

The Developing World Fund does not make any investments that pay interest. In accordance with Islamic principles, the Funds shall not purchase conventional bonds, debentures, or other interest-paying obligations of indebtedness. Islamic principles discourage speculation, and the Funds tend to hold investments for several years.

The Developing World Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a large-cap value investment style.

In determining whether a country is part of the developing world, the adviser (Saturna Capital Corporation) will consider such factors as the country's per capita gross domestic product, the percentage of the country's economy that is industrialized, market capitalization as a percentage of gross domestic product, the overall regulatory environment, and limits on foreign ownership and restrictions on repatriation of initial capital or income.

By allowing investments in companies headquartered in more advanced economies yet having the majority of production assets or revenues in the developing world, the Developing World Fund seeks to reduce its foreign investing risk.

Amana Developing World Fund

It is the policy of the Developing World Fund, under normal circumstances, to invest at least 80% of assets in common stocks of companies with significant exposure to countries with developing economies and/or markets.

The adviser maintains a list of countries it considers to have developing economies and/or markets. The list, which changes over time, currently includes: Argentina, Bahrain, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Kuwait, Lebanon, Malaysia, Malta, Mexico, Morocco, Oman, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, Thailand, Turkey, Ukraine, and United Arab Emirates.

Principal Risks of Investing

Market risk: The value of Developing World Fund shares rises and falls as the value of the stocks in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities and currency markets as well as the fortunes of the industries and companies in which the Fund invests.

Strategy risk: The Developing World Fund's restricted ability to invest in certain market sectors, such as financial companies and conventional fixed-income securities, limits investment opportunities and may adversely affect the Fund's performance. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

Foreign investing risk: The Developing World Fund involves risks not typically associated with investing in US securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) currency devaluation; (4) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; (5) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation, or confiscation of assets, and (6) differing reporting, accounting, and auditing standards of foreign countries.

Emerging markets risk: The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Performance

Annual Total Returns

The following bar chart presents the calendar year total returns of the Developing World Fund Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.amanafunds.com.

¹ For the period September 28, 2009 (the inception of the fund) through December 31, 2009 and not annualized.

Best Quarter	Q1 2012	5.99%
Worst Quarter	Q3 2011	-10.78%
The year-to-date return as of the most recent calendar quarter (which ended June 30, 2015) was -5.74%.

Average Annual Total Returns

The table below presents the average annual returns of the Developing World Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for the previous one and five years and since the Fund's inception on September 28, 2009, compare to those of a broad-based market index.

	Periods ended December 31, 2014
	1 Year	5 Years	Since inception September 28, 2009
Developing World Fund Investor Shares			AMDWX
Return before taxes	0.76%	3.78%	1.29%
Return after taxes on distributions	0.73%	0.70%	1.25%
Return after taxes on distributions and sale of Fund shares	0.49%	0.56%	0.98%

Amana Developing World Fund

	1 Year	Since inception September 25, 2013
Developing World Fund Institutional Shares			AMIDX
Return before taxes	1.05%	-1.01%
	1 Year	5 Years	Since inception September 28, 2009
Morgan Stanley Capital International (MSCI) Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)	-2.19%	1.78%	3.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. After-tax returns illustrated are only for the Investor Shares; after-tax returns for Institutional Shares will vary. Actual after-tax returns depend on an investor's tax situation and likely differ from those illustrated. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Developing World Fund's investment adviser.

Portfolio Managers

Since July 2014, Mr. Scott Klimo CFA, director of research at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Developing World Fund. Previously, he was the Fund's deputy portfolio manager since 2012. Since July 2014, Mr. Nicholas Kaiser CFA, chairman of Saturna Capital Corporation, has been the deputy portfolio manager. Previously, he was the Fund's portfolio manager since 2009.

Purchase and Sale of Fund Shares

You may open an account and purchase Developing World Fund Investor Shares by sending a completed application, a photocopy of a government-issued identity document, and a check for $250 or more payable to the Amana Developing World Fund.

Developing World Fund Institutional Shares are available with a miminum investment of $100,000, and to certain group purchasers.

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:   Amana Mutual Funds
            Box N
            Bellingham, WA 98227-0596

Or Fax:   360-734-0755

Telephone request

Call: 888-732-6262 or 360-734-9900

Tax Information

Distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Developing World Fund through a broker-dealer or other financial intermediary (such as a bank or investment adviser), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your broker-dealer or other financial intermediary's website for more information.

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